UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): April 26, 2013

Northwest Bancorporation, Inc.
(Exact Name of Registrant as Specified in Charter)

Washington	000-24151	91-1574174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

421 W. Riverside Ave., Spokane, Washington 99201
(Address of Principal Executive Offices) (Zip Code)

509-456-8888
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 26, 2013, Northwest Bancorporation, Inc. (the "Company") issued a press release announcing its results of operations and financial condition for the quarter ended March 31, 2013. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

The information contained in this report on Form 8-K furnished pursuant to Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability under that section, and shall not be deemed to be incorporated by reference into any filing or other document pursuant to the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On April 26, 2013, the Company filed Form 15 with the SEC to deregister its common stock pursuant to section 12(g) of the Securities Exchange Act, as amended by the Jumpstart Our Business Startups Act ("JOBS Act"). The JOBS Act, which was signed into law on April 5, 2012, allows a bank or bank holding company with 1,200 or less shareholders of record to deregister with the Securities and Exchange Commission. The Company expects that its obligation to file periodic reports such as annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K will be suspended 90 days after filing the Form 15. The Company's stock is expected to continue trading on the OTCQB Marketplace under the trading symbol NBCT.

The Company further discussed the filing of Form 15 in a press release issued on April 26, 2013. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished herewith:

Exhibit No.	Description of Exhibit
99.1	Press release of Northwest Bancorporation, Inc. dated April 26, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2013	Northwest Bancorporation, Inc.
	By:	/s/ RANDALL L. FEWEL Randall L. Fewel President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release of Northwest Bancorporation, Inc. dated April 26, 2013